SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 19, 2002
                        (Date of earliest event reported)



                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
               (Exact Name of Registrant as specified in charter)



  Delaware                  000-26749                         11-2581812
(State or other            (Commission                     (I.R.S. Employer
Jurisdiction of            File Number)                    Identification
Incorporation)                                                Number)


              26 Harbor Park Drive, Port Washington, New York 11050
               (Address of principal executive offices) (Zip Code)

        Registrant's Telephone Number, including area code (516) 627-0007


Item 4.  Changes in Registrant's Certifying Accountant

     On  July  19,  2002,  National  Medical  Health  Card  Systems,  Inc.  (the
"Registrant") dismissed Goldstein Golub Kessler LLP ("GGK") as its principal independent accountant.

     GGK's report on the Registrant's financial statements for the year ended June 30, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was the report modified as to uncertainty, audit scope or accounting principles.

     The   Registrant's   decision  to  change   accountants   was  approved  by
Registrant's audit committee and its board of directors.

     During the Registrant's most recent fiscal year and the subsequent interim period preceding such dismissal, there were no disagreements between the Registrant and GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     As of July 19, 2002, Registrant has engaged Ernst & Young, LLP as its principal independent accountant to audit its financial statements for the fiscal year ended June 30, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

16. Letter dated July 23, 2002 from GGK to the SEC

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 23, 2002

                                              NATIONAL MEDICAL HEALTH
                                                CARD SYSTEMS, INC.


                                              By:/s/James J. Bigl
                                                    James J. Bigl, President
                                                    and Chief Executive Officer

                                    EXHIBITS


Exhibit
Number                 Description of Exhibit


16                     Letter from Goldstein Golub Kessler LLP
                          to SEC dated July 23, 2002

                           Goldstein Golub Kessler LLP
                  Certified Public Accountants and Consultants




July 23, 2002



Securities and Exchange Commission
450 5th Street
Washington, D.C. 20549

     We have read Item 4 of Form 8-K dated July 23, 2002 of National Medical Health Card Systems, Inc. and are in agreement with the statements contained therein.


/s/Goldstein Golub Kessler LLP
   GOLDSTEIN GOLUB KESSLER LLP
















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